Subsequent events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent events

11. Subsequent events

1. On August 11, 2022 at the Annual Meeting of Shareholders in Singapore, the shareholders approved various proposals to amend the Articles of Association of the Company regarding variations in the rights of the preferred shares as well as an Omnibus Share Incentive Scheme for its employees.